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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 27, 2001


                             PETROQUEST ENERGY, INC.
              (Exact name of registrant specified in its charter)


                                    Delaware
                            (State of incorporation)


        1-9020                                              72-1440714
(Commission File Number)                                  (IRS Employer
                                                       Identification No.)


       400 E. Kaliste Saloom Road, Suite 3000, Lafayette, Louisiana 70508
              (Address of Registrant's principal executive offices)




        Registrant's telephone number, including area code (337) 232-7028



                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

      THE FOLLOWING STATEMENTS WERE RELEASED TO THE PRESS ON JUNE 27, 2001

                          PETROQUEST ENERGY ANNOUNCES
                       PROPOSED OFFERING OF COMMON STOCK

Lafayette, Louisiana -- June 27, 2001 -- PetroQuest Energy, Inc. (NASDAQ: PQUE) announced today that it has filed a registration statement with the Securities and Exchange Commission on Form S-3 regarding the sale of 5,300,000 shares of common stock by the Company. The Company will also grant to the underwriters an option to purchase up to 795,000 shares of common stock to cover over-allotments.

     The proceeds of the offering will be used to fund specifically identified exploration and development drilling activities and other general corporate purposes. PetroQuest Energy, Inc. is an independent energy company engaged in the exploration, development, acquisition and production of oil and natural gas reserves in the Gulf Coast Basin, both onshore and in shallow waters offshore.

     The offering is being managed by Johnson Rice & Company, L.L.C. When available, copies of the prospectus can be obtained from Johnson Rice & Company, L.L.C., 639 Loyola Avenue, Suite 2775, New Orleans, Louisiana 70113.

     A registration statement relating to these securities has been filed with the Securities and Exchange Commission, but has not yet become effective. These securities may not be sold, nor may offers to buy be accepted, before the registration statement becomes effective. This press release does not constitute an offer to sell, or the solicitation of an offer to buy, nor will these securities be sold, in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of the state.

     This press release contains "forward-looking statements" within the meaning of section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are our estimate of the sufficiency of our existing capital sources, our ability to raise additional capital to fund cash requirements for future operations, the uncertainties involved in estimating quantities of proved oil and natural gas reserves and in projecting future rates of production, the timing of development expenditures and the operating hazards attendant to the oil and gas business. In particular, careful consideration should be given to cautionary statements made in the various reports PetroQuest has filed with the Securities and Exchange Commission. PetroQuest undertakes no duty to update or revise these forward-looking statements.

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

a. Financial Statement of Business Acquired

   None.

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b. Pro Forma Financial Information

   None.

c. Exhibits

   None.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 27, 2001                     PETROQUEST ENERGY, INC.



                                        By: /s/ Michael O. Aldridge
                                           ------------------------------------
                                        Michael O. Aldridge
                                        Senior Vice President, Chief Financial
                                        Officer and Treasurer